Lehman Brothers
                                                                                                                                                                                                                    10/30/2006 6:43:04 PM
                                                                                                                                                                                                        mwolfowi:#LXS0617_G1_FIN_V4#21248
                                                                                                           Price-Yield Report
                                                                                                        Settlement Date: 10/31/06
                                                                                                     Discount Margin Table - Bond A1

                                                                                    ---------------------------------------------------------------------
                                                                                                           Bond Summary - Bond A1
                                                                                    ---------------------------------------------------------------------
                                                                                     Initial Coupon:  5.400                  Type:  Fltr
                                                                                           Orig Bal:  269465000
                                                                                                                          Formula:  (USD_LIB_1M)+8.0bp
                                                                                             Factor:  1.0000000  Cap/Floor/Margin:  100.00/0.08/0.08
                                                                                        Factor Date:  10/25/06           Next Pmt:  11/25/06
                                                                                              Delay:  0                     Cusip:
                                                                                    ---------------------------------------------------------------------

                       ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                         5 CPR            10 CPR            15 CPR             20 CPR            25 CPR            30 CPR            35 CPR          40 CPR           45 CPR          50 CPR
                       ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                          Price      DM    Duration    DM    Duration   DM    Duration     DM    Duration     DM   Duration     DM     Duration   DM   Duration   DM   Duration   DM   Duration    DM   Duration
                       ------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                         99-29+      10     4.930      11     2.848     12      1.954      13      1.467      15     1.158      16      0.949     18    0.796     19     0.679    21     0.586     23    0.511
                          99-30       9                10               11                 12                 13                14                16              17              18               20
                         99-30+       9                10               10                 11                 12                13                14              15              16               17
                          99-31       9                9                10                 10                 11                11                12              12              13               14
                         99-31+       8                9                9                  9                  9                 10                10              10              11               11
                         100-00       8     4.932      8      2.849     8       1.955      8       1.468      8      1.159       8      0.949     8     0.796     8      0.679     8     0.587     8     0.511
                         100-00+      8                7                7                  7                  7                  6                6               6                5               5
                         100-01       7                7                6                  6                  5                  5                4               3                3               2
                         100-01+      7                6                6                  5                  4                  3                2               1                0               -1
                         100-02       7                6                5                  4                  3                  2                0               -1              -2               -4
                         100-02+      6     4.935      5      2.851     4       1.956      3       1.469      1      1.160      -0      0.950     -2    0.797     -3     0.680    -5     0.587     -7    0.512

                         Average         6.24              3.26              2.15               1.58              1.23              1.00              0.83            0.71             0.61            0.53
                          Life
                        First Pay      11/25/06          11/25/06          11/25/06           11/25/06          11/25/06          11/25/06          11/25/06        11/25/06         11/25/06        11/25/06
                        Last Pay       06/25/20          06/25/14          11/25/11           07/25/10          08/25/09          01/25/09          09/25/08        05/25/08         03/25/08        12/25/07

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   Tsy BM   3-mo    6-mo   2-yr   3-yr      5-yr   10-yr     30-yr      Lib BM   1-mo        2-mo   3-mo        6-mo      1-yr      2-yr      3-yr     4-yr   5-yr    7-yr    8-yr    9-yr    10-yr   12-yr   15-yr  20-yr  25-yr   30-yr
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Yield  5.1239 5.1796  4.8439 4.7836   4.7408  4.7624    4.8837       Yield  5.3200     5.3400  5.3800     5.4100    5.4066    5.2489    5.2011   5.1972  5.2083 5.2445  5.2596  5.2746   5.2924  5.3299  5.3752  5.4131 5.4259 5.4262
   Coupon                 4.8750 4.8750   4.5000  4.8750    4.5000
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 7:19:41 PM
                                                                                                                                                                                                      mwolfowi:#LXS0617_G1_FIN_V4#21248
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                    Discount Margin Table - Bond A2

                                                                                  ------------------------------------------------------------------
                                                                                                       Bond Summary - Bond A2
                                                                                  ------------------------------------------------------------------
                                                                                    Initial Coupon:  5.490                Type:  Fltr
                                                                                          Orig Bal:  127702000
                                                                                                                       Formula:  (USD_LIB_1M)+17.0bp
                                                                                            Factor:  1.0000000  Cap/Floor/Margin:100.00/0.17/0.17
                                                                                       Factor Date:  10/25/06         Next Pmt:  11/25/06
                                                                                             Delay:  0                   Cusip:
                                                                                  ------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                                 10 CPR             20 CPR             25 CPR           30 CPR            35 CPR            40 CPR           50 CPR
                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                  Price       DM    Duration    DM    Duration     DM    Duration    DM   Duration    DM     Duration    DM   Duration    DM   Duration
                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                  99-29       18      8.427     19      4.938      19      3.984     20    3.263      20      2.694      21     2.229     23    1.632
                                                 99-29+       18                18                 19                19               20                 20               21
                                                  99-30       18                18                 18                19               19                 19               20
                                                  99-31       17                18                 18                18               18                 19               19
                                                 99-31+       17                17                 17                18               18                 18               18
                                                 100-00       17      8.430     17      4.939      17      3.986     17    3.264      17      2.695      17     2.229     17    1.632
                                                 100-00+      17                17                 17                16               16                 16               16
                                                 100-01       17                16                 16                16               16                 15               15
                                                 100-02       16                16                 16                15               15                 15               14
                                                 100-02+      16                16                 15                15               14                 14               12
                                                 100-03       16      8.432     15      4.940      15      3.987     14    3.265      14      2.696      13     2.230     11    1.633

                                                 Average          11.76              5.92               4.61             3.68              2.98              2.42             1.74
                                                  Life
                                                First Pay       06/25/14           07/25/10           08/25/09         01/25/09          09/25/08          05/25/08         12/25/07
                                                Last Pay        03/25/24           01/25/16           01/25/14         09/25/12          09/25/11          12/25/10         04/25/09

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   Tsy BM    3-mo    6-mo   2-yr    3-yr    5-yr  10-yr   30-yr     Lib BM        1-mo   2-mo         3-mo    6-mo    1-yr       2-yr    3-yr        4-yr    5-yr     7-yr    8-yr    9-yr   10-yr   12-yr  15-yr   20-yr  25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Yield  5.1239  5.1796  4.8439 4.7836  4.7408  4.7624 4.8837      Yield      5.3200  5.3400      5.3800  5.4100  5.4066     5.2489  5.2011      5.1972  5.2083   5.2445  5.2596  5.2746  5.2924  5.3299  5.3752 5.4131  5.4259 5.4262
   Coupon                  4.8750 4.8750  4.5000  4.8750 4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                   10/30/2006 7:29:07 PM
                                                                                                                                                                                                       mwolfowi:#LXS0617_G1_FIN_V4#21248
                                                                                                           Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                    Discount Margin Table - Bond A3

                                                                                  ------------------------------------------------------------------
                                                                                                       Bond Summary - Bond A3
                                                                                  ------------------------------------------------------------------
                                                                                     Initial Coupon:  5.570               Type:  Fltr
                                                                                           Orig Bal:  50000000
                                                                                                                       Formula:  (USD_LIB_1M)+25.0bp
                                                                                             Factor:  1.0000000 Cap/Floor/Margin:100.00/0.25/0.25
                                                                                        Factor Date:  10/25/06        Next Pmt:  11/25/06
                                                                                              Delay:  0                  Cusip:
                                                                                  ------------------------------------------------------------------

                                               ------------------------------------------------------------------------------------------------------------------------------------------
                                                                 10 CPR              20 CPR            25 CPR           30 CPR            35 CPR            40 CPR           50 CPR
                                               ------------------------------------------------------------------------------------------------------------------------------------------
                                                  Price       DM    Duration    DM     Duration     DM   Duration    DM   Duration    DM     Duration    DM   Duration    DM   Duration
                                               ------------------------------------------------------------------------------------------------------------------------------------------
                                                  99-29       26     11.406     26      7.625       26     6.302     27    5.320      27      4.557      27     3.939     28     2.739
                                                 99-29+       26                26                  26               26               27                 27               28
                                                  99-30       25                26                  26               26               26                 26               27
                                                  99-31       25                25                  26               26               26                 26               26
                                                 99-31+       25                25                  25               25               25                 25               26
                                                 100-00       25     11.410     25      7.627       25     6.303     25    5.321      25      4.558      25     3.939     25     2.740
                                                 100-00+      25                25                  25               25               25                 25               24
                                                 100-01       25                25                  24               24               24                 24               24
                                                 100-02       25                24                  24               24               24                 24               23
                                                 100-02+      24                24                  24               24               23                 23               22
                                                 100-03       24     11.414     24      7.629       24     6.304     23    5.322      23      4.559      23     3.940     22     2.740

                                                 Average          18.68              10.13              7.91             6.42              5.35              4.52             3.02
                                                  Life
                                                First Pay       03/25/24            01/25/16          01/25/14         09/25/12          09/25/11          12/25/10         04/25/09
                                                Last Pay        08/25/25            01/25/17          10/25/14         04/25/13          03/25/12          05/25/11         03/25/10

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM   3-mo    6-mo   2-yr    3-yr    5-yr  10-yr   30-yr     Lib BM        1-mo    2-mo        3-mo    6-mo     1-yr      2-yr    3-yr        4-yr    5-yr     7-yr    8-yr    9-yr   10-yr   12-yr  15-yr   20-yr  25-yr   30-yr
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239 5.1796  4.8439 4.7836  4.7408  4.7624 4.8837      Yield      5.3200  5.3400      5.3800  5.4100   5.4066    5.2489  5.2011      5.1972  5.2083   5.2445  5.2596  5.2746  5.2924  5.3299  5.3752 5.4131  5.4259 5.4262
    Coupon                 4.8750 4.8750  4.5000  4.8750 4.5000
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 7:10:10 PM
                                                                                                                                                                                                      mwolfowi:#LXS0617_G1_FIN_V4#21248
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                   Discount Margin Table - Bond A4A

                                                                                  ------------------------------------------------------------------
                                                                                                       Bond Summary - Bond A4A
                                                                                  ------------------------------------------------------------------
                                                                                    Initial Coupon:  5.490                Type:  Fltr
                                                                                          Orig Bal:  346214000
                                                                                                                       Formula:  (USD_LIB_1M)+17.0bp
                                                                                            Factor:  1.0000000  Cap/Floor/Margin:100.00/0.17/0.17
                                                                                       Factor Date:  10/25/06         Next Pmt:  11/25/06
                                                                                             Delay:  0                   Cusip:
                                                                                  ------------------------------------------------------------------

                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                                 10 CPR             20 CPR             25 CPR           30 CPR            35 CPR            40 CPR           50 CPR
                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                  Price       DM    Duration    DM    Duration     DM    Duration    DM   Duration    DM     Duration    DM   Duration    DM   Duration
                                               -----------------------------------------------------------------------------------------------------------------------------------------
                                                  99-29       19      5.400     20      3.147      21      2.540     22    2.098      23      1.758      24     1.485     26    1.079
                                                 99-29+       19                20                 20                21               22                 23               25
                                                  99-30       18                19                 20                20               21                 21               23
                                                 99-30+       18                19                 19                19               20                 20               22
                                                  99-31       18                18                 18                19               19                 19               20
                                                 99-31+       17      5.404     18      3.149      18      2.542     18    2.100      18      1.760      18     1.487     19    1.080
                                                 100-00       17                17                 17                17               17                 17               18
                                                 100-00+      17                17                 17                17               16                 16               16
                                                 100-01       17                16                 16                16               16                 15               15
                                                 100-01+      16                16                 15                15               15                 14               13
                                                 100-02       16      5.407     15      3.152      15      2.544     14    2.101      14      1.761      13     1.488     12    1.081

                                                 Average          7.41               3.77               2.94             2.37              1.95              1.62             1.15
                                                  Life
                                                First Pay       11/25/06           11/25/06           11/25/06         11/25/06          11/25/06          11/25/06         11/25/06
                                                Last Pay        08/25/25           01/25/17           10/25/14         04/25/13          03/25/12          05/25/11         03/25/10

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   Tsy BM    3-mo    6-mo   2-yr    3-yr    5-yr  10-yr   30-yr     Lib BM        1-mo   2-mo         3-mo    6-mo    1-yr       2-yr    3-yr        4-yr    5-yr     7-yr    8-yr    9-yr   10-yr   12-yr  15-yr   20-yr  25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Yield  5.1239  5.1796  4.8439 4.7836  4.7408  4.7624 4.8837      Yield      5.3200  5.3400      5.3800  5.4100  5.4066     5.2489  5.2011      5.1972  5.2083   5.2445  5.2596  5.2746  5.2924  5.3299  5.3752 5.4131  5.4259 5.4262
   Coupon                  4.8750 4.8750  4.5000  4.8750 4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                   10/30/2006 8:14:30 PM
                                                                                                                                                                                                       mwolfowi:#LXS0617_G1_FIN_V4#21248
                                                                                                           Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                        Yield Table - Bond 1-AX

                                                                                               -------------------------------------------
                                                                                                        Bond Summary - Bond 1-AX
                                                                                               -------------------------------------------
                                                                                                     Fixed  0.600          Type:  IO
                                                                                                   Coupon:
                                                                                                 Orig Bal:  291162916
                                                                                                 Orig Not:  291,162,916
                                                                                                   Factor:  1.0000000
                                                                                                    Factor  10/25/06   Next Pmt:  11/25/06
                                                                                                     Date:
                                                                                                    Delay:  24            Cusip:
                                                                                               -------------------------------------------

                      -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                          10 CPR            15 CPR             20 CPR            25 CPR               30 CPR                35 CPR               40 CPR            45 CPR              50 CPR
                      -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                          Price      Yield   Duration  Yield   Duration   Yield   Duration   Yield   Duration    Yield    Duration    Yield     Duration    Yield   Duration  Yield   Duration   Yield    Duration
                      -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                          1-04       43.772   1.634    37.089    1.666    30.011   1.682    22.282    1.677     13.800      1.659     4.500      1.637      -5.688   1.616    -16.331  1.609    -28.545     1.594
                          1-08       37.946            31.367             24.328            16.559               7.998               -1.396                 -11.676           -22.353           -34.627
                          1-12       33.227            26.715             19.680            11.843               3.185               -6.311                 -16.688           -27.406           -39.741
                          1-16       29.324            22.852             15.793             7.871              -0.892               -10.493                -20.966           -31.728           -44.123
                          1-20       26.038            19.585             12.485             4.466              -4.405               -14.111                -24.677           -35.483           -47.935
                          1-24       23.232   2.668    16.780    2.662    9.625    2.602     1.505    2.506     -7.474      2.412    -17.283     2.330      -27.938  2.264    -38.788  2.233    -51.293     2.196
                          1-28       20.804            14.340             7.122             -1.102              -10.189              -20.096                -30.837           -41.728           -54.283
                          2-00       18.680            12.194             4.906             -3.422              -12.613              -22.615                -33.437           -44.369           -56.969
                          2-04       16.805            10.287             2.927             -5.505              -14.796              -24.889                -35.788           -46.759           -59.402
                          2-08       15.134            8.579              1.143             -7.389              -16.778              -26.958                -37.929           -48.936           -61.620
                          2-12       13.635   3.622    7.037     3.513    -0.474   3.339    -9.106    3.140     -18.589     2.974    -28.851     2.842      -39.891  2.740    -50.933  2.692    -63.654     2.642

                        First Pay        11/25/06          11/25/06           11/25/06          11/25/06             11/25/06              11/25/06             11/25/06          11/25/06            11/25/06
                        Last Pay         10/25/36          10/25/36           10/25/36          10/25/36             09/25/36              09/25/36             04/25/36          10/25/33            11/25/30

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   Tsy BM    3-mo   6-mo    2-yr       3-yr   5-yr   10-yr    30-yr    Lib BM     1-mo      2-mo   3-mo     6-mo       1-yr       2-yr     3-yr    4-yr    5-yr     7-yr    8-yr    9-yr    10-yr    12-yr  15-yr   20-yr  25-yr   30-yr
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Yield  5.1239  5.1796 4.8439     4.7836  4.7408 4.7624   4.8837     Yield   5.3200    5.3400  5.3800  5.4100     5.4066     5.2489   5.2011  5.1972  5.2083   5.2445  5.2596  5.2746   5.2924   5.3299  5.3752 5.4131  5.4259 5.4262
   Coupon                 4.8750     4.8750  4.5000 4.8750   4.5000
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                     1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:11:14 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                        Yield Table - Bond WF2

                                                                                         -----------------------------------------------
                                                                                                    Bond Summary - Bond WF2
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.510           Type:  Fixed
                                                                                              Orig Bal:  36508000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               98-24     5.804    3.771     5.907    2.610     6.005     2.013      6.200      1.388     6.389     1.066
                                                               99-00     5.737              5.810              5.880                6.018                6.153
                                                               99-08     5.671              5.714              5.756                5.838                5.917
                                                               99-16     5.605              5.618              5.632                5.658                5.683
                                                               99-24     5.539              5.523              5.508                5.478                5.450
                                                               100-00    5.473    3.781     5.428    2.618     5.385     2.021      5.300      1.395     5.217     1.072
                                                               100-08    5.407              5.333              5.262                5.122                4.986
                                                               100-16    5.341              5.238              5.139                4.944                4.755
                                                               100-24    5.276              5.144              5.017                4.767                4.525
                                                               101-00    5.211              5.050              4.895                4.591                4.296
                                                               101-08    5.146    3.791     4.956    2.626     4.774     2.028      4.415      1.401     4.067     1.079

                                                             Average           4.37               2.91               2.20                  1.49                 1.13
                                                                Life
                                                             First Pay       06/25/10           04/25/09           09/25/08              02/25/08             10/25/07
                                                              Last Pay       12/25/11           03/25/10           04/25/09              06/25/08             01/25/08

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr    5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104  5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:15:21 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF3-1

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF3-1
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.440           Type:  Fixed
                                                                                              Orig Bal:  14000000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-26     5.467    5.360     5.449    3.615     5.432     2.697      5.396      1.798     5.362     1.354
                                                               99-27     5.461              5.441              5.420                5.379                5.339
                                                               99-28     5.455              5.432              5.408                5.362                5.316
                                                               99-29     5.449              5.424              5.397                5.344                5.293
                                                               99-30     5.443              5.415              5.385                5.327                5.270
                                                               99-31     5.438    5.362     5.406    3.617     5.374     2.698      5.310      1.798     5.247     1.355
                                                               100-00    5.432              5.398              5.362                5.292                5.224
                                                               100-01    5.426              5.389              5.351                5.275                5.201
                                                               100-02    5.420              5.381              5.339                5.258                5.178
                                                               100-03    5.414              5.372              5.328                5.240                5.155
                                                               100-04    5.409    5.363     5.363    3.618     5.316     2.699      5.223      1.799     5.132     1.355

                                                             Average           6.55               4.15               3.00                  1.94                 1.44
                                                                Life
                                                             First Pay       12/25/11           03/25/10           04/25/09              06/25/08             01/25/08
                                                              Last Pay       06/25/15           11/25/11           06/25/10              01/25/09             06/25/08

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr      5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104    5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:18:49 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF3-2

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF3-2
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.550           Type:  Fixed
                                                                                              Orig Bal:  22699000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-27     5.57     5.339     5.55     3.606     5.53      2.692      5.49       1.795     5.45      1.352
                                                               99-28     5.57               5.54               5.52                 5.47                 5.42
                                                               99-29     5.56               5.53               5.51                 5.45                 5.40
                                                               99-30     5.55               5.53               5.49                 5.43                 5.38
                                                               99-31     5.55               5.52               5.48                 5.42                 5.35
                                                               100-00    5.54     5.341     5.51     3.607     5.47      2.693      5.40       1.796     5.33      1.353
                                                               100-01    5.54               5.50               5.46                 5.38                 5.31
                                                               100-02    5.53               5.49               5.45                 5.37                 5.28
                                                               100-03    5.53               5.48               5.44                 5.35                 5.26
                                                               100-04    5.52               5.47               5.43                 5.33                 5.24
                                                               100-05    5.51     5.343     5.46     3.608     5.41      2.694      5.31       1.797     5.22      1.354

                                                             Average           6.55               4.15               3.00                  1.94                 1.44
                                                                Life
                                                             First Pay       12/25/11           03/25/10           04/25/09              06/25/08             01/25/08
                                                              Last Pay       06/25/15           11/25/11           06/25/10              01/25/09             06/25/08

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:23:57 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF4-1

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF4-1
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.730           Type:  Fixed
                                                                                              Orig Bal:  20943000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-27     5.770    8.510     5.758    5.938     5.742     4.215      5.700      2.449     5.663     1.777
                                                               99-28     5.767              5.753              5.734                5.688                5.645
                                                               99-29     5.763              5.748              5.727                5.675                5.628
                                                               99-30     5.759              5.742              5.719                5.662                5.610
                                                               99-31     5.756              5.737              5.712                5.649                5.593
                                                               100-00    5.752    8.515     5.732    5.941     5.705     4.217      5.637      2.450     5.575     1.778
                                                               100-01    5.749              5.727              5.697                5.624                5.558
                                                               100-02    5.745              5.722              5.690                5.611                5.540
                                                               100-03    5.741              5.716              5.683                5.599                5.523
                                                               100-04    5.738              5.711              5.675                5.586                5.505
                                                               100-05    5.734    8.519     5.706    5.944     5.668     4.218      5.573      2.451     5.488     1.778

                                                             Average           12.25              7.60               5.00                  2.72                 1.93
                                                                Life
                                                             First Pay       06/25/15           11/25/11           06/25/10              01/25/09             06/25/08
                                                              Last Pay       08/25/22           09/25/17           10/25/14              08/25/10             01/25/09

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:27:23 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF4-2

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF4-2
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.790           Type:  Fixed
                                                                                              Orig Bal:  29918000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-27     5.831    8.480     5.819    5.924     5.802     4.208      5.760      2.446     5.722     1.775
                                                               99-28     5.828              5.814              5.795                5.747                5.704
                                                               99-29     5.824              5.808              5.787                5.734                5.687
                                                               99-30     5.820              5.803              5.780                5.722                5.669
                                                               99-31     5.817              5.798              5.772                5.709                5.652
                                                               100-00    5.813    8.484     5.793    5.926     5.765     4.210      5.696      2.447     5.634     1.776
                                                               100-01    5.809              5.787              5.758                5.684                5.617
                                                               100-02    5.806              5.782              5.750                5.671                5.599
                                                               100-03    5.802              5.777              5.743                5.658                5.582
                                                               100-04    5.798              5.772              5.735                5.646                5.564
                                                               100-05    5.795    8.489     5.766    5.929     5.728     4.211      5.633      2.448     5.547     1.777

                                                             Average           12.25              7.60               5.00                  2.72                 1.93
                                                                Life
                                                             First Pay       06/25/15           11/25/11           06/25/10              01/25/09             06/25/08
                                                              Last Pay       08/25/22           09/25/17           10/25/14              08/25/10             01/25/09

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:03:49 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                        Yield Table - Bond WF5

                                                                                         -----------------------------------------------
                                                                                                    Bond Summary - Bond WF5
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.950           Type:  Fixed
                                                                                              Orig Bal:  21884000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-26     6.002    9.984     5.995    7.810     5.988     6.287      5.966      3.896     5.923     2.235
                                                               99-27     5.999              5.991              5.983                5.958                5.909
                                                               99-28     5.995              5.987              5.978                5.950                5.896
                                                               99-29     5.992              5.983              5.974                5.942                5.882
                                                               99-30     5.989              5.979              5.969                5.934                5.868
                                                               99-31     5.986    9.990     5.975    7.814     5.964     6.289      5.926      3.898     5.854     2.236
                                                               100-00    5.983              5.971              5.959                5.918                5.840
                                                               100-01    5.980              5.967              5.954                5.910                5.826
                                                               100-02    5.977              5.964              5.949                5.903                5.812
                                                               100-03    5.974              5.960              5.944                5.895                5.798
                                                               100-04    5.971    9.995     5.956    7.817     5.939     6.292      5.887      3.899     5.784     2.237

                                                             Average           15.82             10.90               8.15                  4.58                 2.47
                                                                Life
                                                             First Pay       08/25/22           09/25/17           10/25/14              08/25/10             01/25/09
                                                              Last Pay       08/25/22           09/25/17           12/25/14              01/25/12             06/25/09

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:29:18 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF6-1

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF6-1
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.520           Type:  Fixed
                                                                                              Orig Bal:  16000000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-27     5.547    6.080     5.543    5.552     5.540     5.181      5.530      4.221     5.507     2.966
                                                               99-28     5.541              5.537              5.534                5.523                5.497
                                                               99-29     5.536              5.532              5.528                5.515                5.486
                                                               99-30     5.531              5.526              5.522                5.508                5.476
                                                               99-31     5.526              5.521              5.516                5.501                5.465
                                                               100-00    5.521    6.083     5.515    5.555     5.510     5.183      5.493      4.222     5.455     2.967
                                                               100-01    5.516              5.509              5.504                5.486                5.444
                                                               100-02    5.511              5.504              5.498                5.479                5.434
                                                               100-03    5.506              5.498              5.492                5.471                5.423
                                                               100-04    5.501              5.493              5.486                5.464                5.413
                                                               100-05    5.495    6.086     5.487    5.557     5.480     5.186      5.456      4.224     5.403     2.968

                                                             Average           7.82               6.94               6.35                  4.95                 3.34
                                                                Life
                                                             First Pay       11/25/09           11/25/09           12/25/09              04/25/10             06/25/09
                                                              Last Pay       08/25/22           09/25/17           12/25/14              01/25/12             07/25/10

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

                                                                                                                                                                                                                                    1/1

Lehman Brothers
                                                                                                                                                                                                                  10/30/2006 9:33:55 PM
                                                                                                                                                                                                       mwolfowi:LXS0617_WF_GROUP2_FINAL
                                                                                                          Price-Yield Report
                                                                                                       Settlement Date: 10/31/06
                                                                                                       Yield Table - Bond WF6-2

                                                                                         -----------------------------------------------
                                                                                                   Bond Summary - Bond WF6-2
                                                                                         -----------------------------------------------
                                                                                          Fixed Coupon:  5.580           Type:  Fixed
                                                                                              Orig Bal:  15900000

                                                                                                Factor:  1.0000000
                                                                                           Factor Date:  10/25/06    Next Pmt:  11/25/06
                                                                                                 Delay:  24             Cusip:
                                                                                         -----------------------------------------------

                                                             ----------------------------------------------------------------------------------------------------------------
                                                                              50 PPC             75 PPC             100 PPC              150 PPC               200 PPC
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               Price     Yield   Duration   Yield  Duration    Yield    Duration    Yield    Duration    Yield    Duration
                                                             ----------------------------------------------------------------------------------------------------------------
                                                               99-27     5.607    6.064     5.604    5.539     5.601     5.170      5.590      4.214     5.567     2.962
                                                               99-28     5.602              5.598              5.595                5.583                5.557
                                                               99-29     5.597              5.592              5.589                5.576                5.546
                                                               99-30     5.592              5.587              5.583                5.568                5.536
                                                               99-31     5.587              5.581              5.577                5.561                5.525
                                                               100-00    5.582    6.067     5.575    5.542     5.570     5.172      5.554      4.215     5.515     2.964
                                                               100-01    5.576              5.570              5.564                5.546                5.504
                                                               100-02    5.571              5.564              5.558                5.539                5.494
                                                               100-03    5.566              5.559              5.552                5.531                5.483
                                                               100-04    5.561              5.553              5.546                5.524                5.473
                                                               100-05    5.556    6.070     5.547    5.544     5.540     5.175      5.517      4.217     5.462     2.965

                                                             Average           7.82               6.94               6.35                  4.95                 3.34
                                                                Life
                                                             First Pay       11/25/09           11/25/09           12/25/09              04/25/10             06/25/09
                                                              Last Pay       08/25/22           09/25/17           12/25/14              01/25/12             07/25/10

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    Tsy BM    3-mo   6-mo    2-yr    3-yr    5-yr   10-yr   30-yr   Lib BM   1-mo       2-mo    3-mo       6-mo     1-yr     2-yr       3-yr    4-yr         5-yr    7-yr    8-yr    9-yr   10-yr   12-yr   15-yr  20-yr   25-yr  30-yr
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     Yield  5.1239  5.1796 4.8584  4.8001  4.7508  4.7754  4.8975    Yield  5.3200    5.3500  5.3800     5.4300   5.4179   5.2634     5.2176  5.2104       5.2208  5.2581  5.2743  5.2902  5.3079  5.3429  5.3884  5.4289 5.4394  5.4425
    Coupon                 4.8750  4.8750  4.5000  4.8750  4.5000
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The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering.  You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov.  Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY,
10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

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